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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 3, 1997

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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          Delaware                 0-26802                31-1013521
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     (STATE OR OTHER          (COMMISSION FILE NO.)      (IRS EMPLOYER
     JURISDICTION OF                                   IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.

        On January 31, 1997, the Board of Directors of Checkfree Corporation, a Delaware corporation ("Checkfree"), adopted a stockholder rights plan that contemplates the issuance of rights to purchase preferred stock of Checkfree to Checkfree's common stockholders of record as of February 14, 1997, as set forth in the Form of Rights Agreement attached hereto as Exhibit 5.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (a)    EXHIBITS.

           Exhibit No.                      Description

              5.1 Form of Rights Agreement dated as of January 31, 1997, between Checkfree and KeyCorp Shareholder Services, Inc., including as Exhibit A the Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock, as Exhibit B thereto the form of Right Certificate and as Exhibit C thereto the Summary of Rights.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHECKFREE CORPORATION



Date:  February 3, 1997        By:   /s/ John M. Stanton
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                                   John M. Stanton, Vice President and Treasurer










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                                  EXHIBIT INDEX


  Exhibit No.                      Description                              Page

      5.1 Form of Rights Agreement dated as of January 31, 1997, between Checkfree and KeyCorp Shareholder Services, Inc., including as Exhibit A the Certificate of Designations of Series A Junior Participating Cumulative Preferred Stock, as Exhibit B thereto the form of Right Certificate and as Exhibit C thereto the Summary of Rights.